UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

Honda Auto Receivables 2020-3 Owner Trust

(Issuing Entity)

Central Index Key Number: 0001820728

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation

(Sponsor)

Central Index Key Number: 0000864270

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-228592-07	85-6351381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC 1919 Torrance Boulevard Torrance, California	90501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 1.01. Entry into a Material Definitive Agreement.

On September 22, 2020, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Barclays Capital Inc. (“Barclays), BNP Paribas Securities Corp. (“BNP”), Citigroup Global Markets Inc. (“Citigroup”), SMBC Nikko Securities America, Inc. (“SMBC”), TD Securities (USA) LLC (“TD”) and Wells Fargo Securities, LLC (“Wells Fargo Securities”), each on behalf of itself and as a representative of the several underwriters, for the sale of certain notes of Honda Auto Receivables 2020-3 Owner Trust (the “Issuer”), in the following classes and in the amounts described therein: Class A-1 0.18877% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.27% Asset Backed Notes (the “Class A-2 Notes”), Class A-3 0.37% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 0.46% Asset Backed Notes (the “Class A–4 Notes”) (collectively, the “Underwritten Notes”). The Underwritten Notes will be issued on or about September 29, 2020 (the “Closing Date”). AHFC will retain at least 5% (by initial principal amount) of each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively with the Underwritten Notes, the “Notes”). The Notes have an initial principal amount of $2,105,264,000.

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. Other Events.

On the Closing Date, AHR LLC and AHFC will enter into a Receivables Purchase Agreement, to be dated as of the Closing Date (the “Receivables Purchase Agreement”), pursuant to which AHFC will transfer to AHR LLC certain retail installment sale contracts relating to new or used Honda or Acura automobiles (the “Receivables”) and related property. The Issuer, a Delaware statutory trust, was established pursuant to a Trust Agreement dated June 30, 2020, to be amended and restated as of the Closing Date, among AHR LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee (the “Amended and Restated Trust Agreement”). On the Closing Date, the Issuer will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with AHR LLC, as seller, AHFC, as servicer, RPA seller and sponsor, and acknowledged and accepted by U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuer. On the Closing Date, the Issuer, AHFC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also on the Closing Date, the Issuer will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee and acknowledged and accepted by AHFC, as servicer. Pursuant to the Indenture, the Issuer will cause the issuance of the Notes. Also on the Closing Date, the Issuer, AHFC, as sponsor and administrator, AHR LLC, as depositor, and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by AHFC of certain services relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Underwritten Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 22, 2020, among AHR, AHFC and Barclays, Citigroup, BNP, SMBC, TD and Wells Fargo Securities, each on behalf of itself and as a representative of the several underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Issuer and acknowledged and accepted by AHFC
10.1	Receivables Purchase Agreement, to be dated the Closing Date, between AHFC and AHR LLC
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee
10.3	Administration Agreement, to be dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC
36.1	Depositor Certification, dated September 22, 2020, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

By:	/s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer

Dated: September 24, 2020